--------------------------------------------------------------------------------



















                            ASSET PURCHASE AGREEMENT

                                     between

                               SIMTEK CORPORATION

                                       and

                                  WEBGEAR, INC.

                               September 29, 2000












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

                                                 TABLE OF CONTENTS

                                                                                                           Page
ARTICLE I      SALE AND PURCHASE OF ASSETS...................................................................1
               1.1    Sale and Purchase of Assets............................................................1

ARTICLE II     PURCHASE PRICE; CLOSING.......................................................................4
               2.1    Aggregate Purchase Consideration.......................................................4
               2.2    Allocation of Purchase Price...........................................................4
               2.3    Date and Time of Closing...............................................................4

ARTICLE III    REPRESENTATIONS AND WARRANTIES OF WEBGEAR.....................................................4
               3.1    Due Authorization......................................................................4
               3.2    Brokers' and Finders' Fees.............................................................4
               3.3    Organization and Standing..............................................................5
               3.4    No Conflicts...........................................................................5
               3.5    Consents and Approvals.................................................................5
               3.6    Litigation.............................................................................5
               3.7    Title to Assets........................................................................5
               3.8    Intellectual Property..................................................................6
               3.9    Public Filings.........................................................................7
               3.10   Accuracy of Disclosure.................................................................7
               3.11   Investment.............................................................................7

ARTICLE IV     REPRESENTATIONS AND WARRANTIES OF SIMTEK......................................................7
               4.1    Organization...........................................................................7
               4.2    Due Authorization......................................................................7
               4.3    Duly Authorized, Fully Paid and Non-Assessable Stock...................................8
               4.4    Brokers' and Finders' Fees.............................................................8
               4.5    Exchange Act Filings...................................................................8
               4.6    Accuracy of Disclosure.................................................................8

ARTICLE V      DELIVERIES AT CLOSING.........................................................................9
               5.1    WebGear Deliveries.....................................................................9
               5.2    Simtek Deliveries......................................................................9

ARTICLE VI     REGISTRATION; ESCROW.........................................................................10
               6.1    Registration..........................................................................10
               6.2    Escrow................................................................................10

ARTICLE VII    NONCOMPETE...................................................................................10

ARTICLE VIII   GENERAL PROVISIONS...........................................................................11
               8.1    Notices...............................................................................11



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



               8.2    Interpretation........................................................................11
               8.3    Counterparts..........................................................................12
               8.4    Entire Agreement; Nonassignability; Parties in Interest...............................12
               8.5    Severability..........................................................................12
               8.6    Remedies Cumulative; No Waiver........................................................11
               8.7    Governing Law.........................................................................13
               8.8    Further Assurances....................................................................13
               8.9    Amendment.............................................................................13



                                                        ii




                                              INDEX OF DEFINED TERMS

                                                                                                                Page

Acquired Assets.................................................................................................  1

affiliate....................................................................................................... 10

Aggregate Purchase Consideration................................................................................  4

Agreement.......................................................................................................  1

Aviator.........................................................................................................  3

AviatorPRO......................................................................................................  3

Bluetooth Products Developments.................................................................................  3

Closing.........................................................................................................  4

Closing Date....................................................................................................  4

Closing Shares..................................................................................................  4

Confidential Information........................................................................................  7

Escrow Shares................................................................................................... 10

Exchange Act Documents..........................................................................................  8

Governmental Entity.............................................................................................  5

include......................................................................................................... 11

includes........................................................................................................ 11

including....................................................................................................... 11

Intellectual Property...........................................................................................  6

knowledge....................................................................................................... 12

Law.............................................................................................................  5

made available.................................................................................................. 12



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



material........................................................................................................ 12

Material Adverse Effect......................................................................................... 12

NRPA Agreement..................................................................................................  4

NSI.............................................................................................................  9

Registration Expenses........................................................................................... 22

Registration Statement.......................................................................................... 10

SEC............................................................................................................. 21

Securities Act.................................................................................................. 10

Simtek..........................................................................................................  1

Simtek Shares...................................................................................................  4

Systems.........................................................................................................  1

WebGear.........................................................................................................  1

WebGear Shares..................................................................................................  4

Wireless Product Assets.........................................................................................  2

without limitation.............................................................................................. 12

www.webgear.com................................................................................................. 13





                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement") dated as of September 29, 2000, is between SIMTEK CORPORATION, a Colorado corporation ("Simtek"), and WEBGEAR, INC., a California corporation ("WebGear").


                                     RECITAL

     WHEREAS, WebGear has been engaged in, among other things, developing high-performance local area networking technologies that WebGear desires to sell to Simtek and that Simtek desires to acquire from WebGear.

     NOW, THEREFORE, in consideration of the covenants, promises, and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                           SALE AND PURCHASE OF ASSETS

     1.1 SALE AND PURCHASE OF ASSETS. Subject to the terms and conditions contained in this Agreement, WebGear agrees to sell, assign, transfer, and deliver to Simtek, and Simtek agrees to purchase from WebGear, all of WebGear's right, title, and interest in and to each of the following assets (the "Acquired Assets"):

         (a) BROADBAND, LOW POWER FM/FSK TRANSCEIVER FOR WIRELESS COMMUNICATIONS SYSTEMS AND WIRELESS DESKTOP AREA NETWORK SYSTEMS. All of WebGear's right, title and interest, both foreign and domestic, in and to all of WebGear's patents, registrations, recordings and patent applications, and all continuations, divisions, reexaminations, reissues, renewals, extensions, substitutions, improvements and amendments thereof which are directly or indirectly related to
(i) Broadband, Low Power FM/FSK Transceiver for Wireless Communication Systems, and (ii)Wireless Desktop Area Network Systems (collectively, the "Systems"), whether now existing, now pending, whether filed in the United States or other countries or any state or territory or possession thereof, including the right to claim priority under any and all treaties to which the United States is a signatory, all copyrights (both registered and unregistered), trademarks (both registered and unregistered) and associated goodwill, service marks, trade names, trade secrets, proprietary information, technology rights and licenses, proprietary rights and processes, rights to royalties and other proceeds, know-how, software, customer lists, business correspondence and marketing plans, research and development in progress, rights to sue, counterclaim, and recover for past, present and future infringements and other unlawful use of such intellectual property, and any and all other intellectual and intangible property, whether pending, applied for or issued, including, without limitation,
(a) the patents or patent applications identified in Schedule 1.1(a), (b) all intellectual property owned by WebGear and directly or indirectly related to the Systems, (c) all things authored, discovered, developed, made, perfected,





                                        1

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improved, designed, engineered,  devised, acquired, produced, conceived or first reduced to practice and that pertain to the Systems or that are relevant to an understanding or to the development of the Systems or to the performance by the products, equipment or services of the Systems of their intended functions or purposes, whether tangible or intangible, in any stage of development, including without limitation, enhancements, designs, technology, improvements, inventions, works or authorship, formulas, processes, routines, subroutines, techniques, concepts, object code, flow charts, diagrams, coding sheets, source code, listings and annotations, programmers' notes and notebooks, information, work papers, work product and other materials or any types whatsoever, (d) all rights of any kind in or to any of the foregoing including all goodwill associated therewith, and (e) all permits, licenses, orders, ratings and approvals of all federal, state, local or foreign governmental or regulatory authorities or industrial bodies that are held by WebGear and relate to the Systems, to the extent the same are transferable.

         (b) ASSETS RELATED TO 906 MHZ WIRELESS NETWORK PRODUCTS. All of WebGear's right, title and interest, both foreign and domestic, in and to any and all of WebGear's circuit designs, firmware and software related to the 906 MHz wireless network products (the "Wireless Product Assets"), including, but not limited to, all patents, registrations, recordings and patent applications, and all continuations, divisions, reexaminations, reissues, renewals, extensions, substitutions, improvements and amendments thereof which are directly or indirectly related to the Wireless Product Assets, whether now existing, now pending, whether filed in the United States or other countries or any state or territory or possession thereof, including the right to claim priority under any and all treaties to which the United States is a signatory, all copyrights (both registered and unregistered), trademarks (both registered and unregistered) and associated goodwill, service marks, trade names, trade secrets, proprietary information, technology rights and licenses, proprietary rights and processes, rights to royalties and other proceeds, know-how, software, customer lists, business correspondence and marketing plans, research and development in progress, rights to sue, counterclaim, and recover for past, present and future infringements and other unlawful use of such intellectual property, and any and all other intellectual and intangible property, whether pending, applied for or issued, including, without limitation, (a) all intellectual property owned by WebGear and directly or indirectly related to the Wireless Product Assets, (b) all things authored, discovered, developed, made, perfected, improved, designed, engineered, devised, acquired, produced, conceived or first reduced to practice and that pertain to the Wireless Product Assets or that are relevant to an understanding or to the development of the Wireless Product Assets or to the performance by the products, equipment or services of the Wireless Product Assets of their intended functions or purposes, whether tangible or intangible, in any stage of development, including without limitation, enhancements, designs, technology, improvements, inventions, works or authorship, formulas, processes, routines, subroutines, techniques, concepts, object code, flow charts, diagrams, coding sheets, source code, listings and annotations, programmers' notes and notebooks, information, work papers, work product and other materials or any types whatsoever, (c) all rights of any kind in or to any of the foregoing including all goodwill associated therewith, and
(d) all permits, licenses, orders, ratings and approvals of all federal, state, local or foreign governmental or regulatory authorities or industrial bodies that are held by WebGear and relate to the Wireless Product Assets, to the extent the same are transferable.

         (c) ASSETS RELATED TO BLUETOOTH TECHNOLOGY. All of WebGear's right, title and interest, both foreign and domestic in and to any and all of WebGear's



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circuit designs,  firmware and software related to the architectural development of products designed to support the Bluetooth  industry standard (the "Bluetooth
Products   Developments"),   including,   but  not  limited  to,  all   patents,
registrations,  recordings  and  patent  applications,  and  all  continuations,
divisions,  reexaminations,   reissues,  renewals,  extensions,   substitutions,
improvements and amendments thereof which are directly or indirectly related to the Bluetooth Products Developments, whether now existing, now pending, whether filed in the United States or other countries or any state or territory or possession thereof, including the right to claim priority under any and all treaties to which the United States is a signatory, all copyrights (both registered and unregistered), trademarks (both registered and unregistered) and associated goodwill, service marks, trade names, trade secrets, proprietary information, technology rights and licenses, proprietary rights and processes, rights to royalties and other proceeds, know-how, software, customer lists, business correspondence and marketing plans, research and development in progress, rights to sue, counterclaim, and recover for past, present and future infringements and other unlawful use of such intellectual property, and any and all other intellectual and intangible property, whether pending, applied for or issued, including, without limitation, (a) all intellectual property owned by
WebGear  and  directly  or  indirectly   related  to  the   Bluetooth   Products
Developments, (b) all things authored, discovered, developed, made, perfected, improved, designed, engineered, devised, acquired, produced, conceived or first reduced to practice and that pertain to the Bluetooth Products Developments or that are relevant to an understanding or to the development of the Bluetooth Products Developments or to the performance by the products, equipment or services of the Bluetooth Products Developments of their intended functions or purposes, whether tangible or intangible, in any stage of development, including without limitation, enhancements, designs, technology, improvements, inventions, works or authorship, formulas, processes, routines, subroutines, techniques, concepts, object code, flow charts, diagrams, coding sheets, source code, listings and annotations, programmers' notes and notebooks, information, work papers, work product and other materials or any types whatsoever, (c) all rights of any kind in or to any of the foregoing including all goodwill associated therewith, and (d) all permits, licenses, orders, ratings and approvals of all federal, state, local or foreign governmental or regulatory authorities or industrial bodies that are held by WebGear and relate to the Bluetooth Products Developments, to the extent the same are transferable.

         (d) AVIATOR BRAND. All of WebGear's right, title and interest in and to the brand name "Aviator" (including without limitation the brand name "AviatorPRO") and all of WebGear's intellectual property related to such brand name, including, without limitation, all trademarks (registered and unregistered), trade names and service marks identified in Schedule 1.1 (d), and all other uses of the name and mark "Aviator" and all associated goodwill.

         (e) WEBGEAR BRAND. All of WebGear's right, title and interest in and to the brand name "WebGear," any and all trademarks (registered or unregistered), copyrights (registered and unregistered), trade names and service marks owned by WebGear, and applications therefor, with respect to such brand name, together with the goodwill of the business symbolized thereby and all of WebGear's intellectual property related to the brand name "WebGear," including, without limitation, (i) all trademarks (registered and unregistered), trade names and service marks identified in Schedule 1.1(e),(ii) all WebGear logos identified in
Schedule 1.1(e), and (iii) the domain name and website located at www.webgear.com, any and all trademarks (registered or unregistered), copyrights


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(registered  or  unregistered),  trade names and service marks owned by WebGear, and applications therefor, with respect to such domain name, together with the goodwill of the business symbolized thereby and (iii) all other uses of the name and mark "WebGear."

                                   ARTICLE II

                             PURCHASE PRICE; CLOSING

     2.1 AGGREGATE PURCHASE CONSIDERATION. The total consideration to be paid by Simtek to WebGear in connection with the purchase of the Acquired Assets, the noncompete provision contained in Article VII and the consummation of the other transactions contemplated by this Agreement (the "Aggregate Purchase Consideration") shall be (i) 5,000,000 shares of the common stock, $0.01 par value per share, of Simtek (the "Simtek Shares"), and (ii) 1,875,000 shares of the common stock, no par value per share, of WebGear (the "WebGear Shares"). 4,000,000 of the Simtek Shares shall be delivered by Simtek at the Closing (the "Closing Shares") or as soon after the date of this Agreement as is reasonably practicable. 1,000,000 of the Simtek Shares shall be held in escrow by Simtek. 500,000 of such 1,000,000 Simtek Shares shall be released in accordance with the terms of the Section 6.2 hereof. The other 500,000 of such 1,000,000 Simtek Shares shall be released in accordance with the terms of the Non-Recurring Product Access Agreement attached hereto as Exhibit 2.1 (the "NRPA Agreement").

     2.2 ALLOCATION OF PURCHASE PRICE. The Aggregate Purchase Consideration shall be allocated among the Acquired Assets as set forth opposite each Acquired Asset on Schedule 2.2.

     2.3 DATE AND TIME OF CLOSING. The closing of this Agreement (the "Closing") shall take place at the offices of Holme Roberts & Owen LLP, 90 South Cascade, Suite 1300, Colorado Springs, CO 80903 at 11:30 p.m., local time on the date hereof (the "Closing Date").

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF WEBGEAR

     WebGear represents and warrants to Simtek as of the Closing Date, with such representations and warranties expiring one year after the Closing Date, as follows:

     3.1 DUE AUTHORIZATION. WebGear has the full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and has taken all actions necessary to secure all approvals required in connection therewith. This Agreement has been duly executed and delivered by WebGear and constitutes the valid and binding obligation of WebGear enforceable against WebGear in accordance with its terms.

     3.2 BROKERS' AND FINDERS' FEES. WebGear has not incurred, or will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.




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         3.3 ORGANIZATION AND STANDING.  WebGear is a corporation duly organized and validly existing and in good standing under the laws of the State of California, has the full corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect (as defined in Section 8.2) on WebGear. WebGear has delivered to Simtek a true and correct copy of it Articles of Incorporation and Bylaws, each as amended to date. WebGear is not in violation of any of the provisions of its Articles of Incorporation or Bylaws.

     3.4 NO CONFLICTS. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not:

         (a) conflict with or violate any provision of the Articles of Incorporation or Bylaws of WebGear;

         (b) result in the creation or imposition of any security interest, lien, charge or other encumbrance against the Acquired Assets, with or without the giving of notice and/or the passage of time; or

         (c) violate any Law, which violation, acceleration, requirement, termination, modification or default described in (a), (b), or (c) above could reasonably be expected to result in a Material Adverse Effect on the Purchased Assets or the transactions contemplated by this Agreement.

         For purposes of this Agreement, "Law" means all federal, state, foreign and local laws (whether statutory or otherwise), ordinances, rules, regulations, orders, judgments, decrees, writs and injunctions of any governmental entity.

     3.5 CONSENTS AND APPROVALS. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to WebGear in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     3.6 LITIGATION. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal or, to the knowledge of WebGear, threatened against WebGear or any of the Acquired Assets. There is no judgment, decree or order against WebGear, that could prevent consummation of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on the Acquired Assets.

     3.7 TITLE TO ASSETS. WebGear has good, valid and indefeasible title to the Acquired Assets. The Acquired Assets are free and clear of all mortgages, liens, claims, charges, pledges, security interests or encumbrances of any nature whatsoever.





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     3.8 INTELLECTUAL PROPERTY.

         (a) WebGear owns, or is licensed or otherwise possesses all legally enforceable rights in the United States and abroad in and to the Acquired Assets ("Intellectual Property").

         (b) To the knowledge of the WebGear, there is not currently and has not been any unauthorized use, disclosure, infringement or misappropriation of any of the Acquired Assets, any trade secret material disclosed to WebGear with respect to the Acquired Assets, or any third party right with respect to the Acquired Assets, by any third party, including any employee or former employee of WebGear. WebGear has not entered into any agreement to indemnify any other person against any charge of infringement of any of the Acquired Assets.

         (c) As a result of the execution and delivery of this Agreement and/or the performance of WebGear's obligations under this Agreement, WebGear is not and will not be in breach of any license, sublicense or other agreement relating to the Intellectual Property or third party intellectual property rights, the breach of which could have a Material Adverse Effect on WebGear.

         (d) To the knowledge of WebGear, all patents, registered trademarks, registered service marks, and copyrights forming part of the Acquired Assets are valid, subsisting and enforceable. WebGear (i) has not been sued in or otherwise been made a party to any suit, action or proceeding which involves a claim of infringement, misappropriation or other unlawful use of any patent, trademark, service mark, copyright or violation of any trade secret or other legally enforceable right of any third party or received any notice, written or otherwise, of any alleged infringement, misappropriation or other unlawful use of any such third party right, in each case with respect to any of the Acquired Assets; and (ii) has not brought any action, suit or proceeding for infringement, misappropriation or unlawful use of the Acquired Assets or breach of any license or agreement involving the Acquired Assets against any third party. To the knowledge of WebGear, the design, manufacture, marketing, licensing, offer to sell or sale of the Acquired Assets does not infringe any patent, trademark, service mark, copyright, trade secret or other intellectual property or proprietary right, domestic or foreign, of any third party or any applicable law or regulation of the United States and any of its state governments, or of any foreign government or international authority.

         (e) WebGear has secured valid written assignments from all consultants and employees who contributed to the creation or development of Intellectual Property, and the rights to such contributions, that WebGear does not already own by operation of law. WebGear will fully cooperate with Simtek in executing, securing, completing and filing any consents, affidavits, assignments, transfers, and other documents in its possession, custody or control, and taking such actions, as reasonably requested by Simtek, to enable Simtek to perfect Simtek's rights to the Acquired Assets hereunder. In addition, as reasonably requested by Simtek, WebGear will provide copies of all assignments in its possession, custody or control relating to WebGear's ownership interest in the intellectual property described in Schedule 1.1(a), Schedule 1.1(d) and Schedule
1.1 (e).

         (f) WebGear has taken reasonable and appropriate steps to protect and preserve the confidentiality of all trade secrets and other confidential and




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proprietary   information  of  WebGear   included  within  the  Acquired  Assets
("Confidential   Information").   All  use,   disclosure  or   appropriation  of
Confidential Information owned by WebGear by or to a third party has been pursuant to the terms of a written agreement with such third party. All use, disclosure or appropriation of confidential information not owned by WebGear has been pursuant to the terms of a written agreement with the owner of such confidential information, or is otherwise lawful.

         Notwithstanding the foregoing, WebGear makes no representations or warranties concerning the technological efficacy of the foregoing Intellectual Property in Simtek's products or services.

     3.9 PUBLIC FILINGS. WebGear has received and reviewed copies of the Exchange Act Documents (as defined below).

     3.10 ACCURACY OF DISCLOSURE. There is no information contained in this Agreement (whether in this Article III, any other portion of this Agreement, the Schedules, Exhibits or any other documents or certificates delivered pursuant to this Agreement) pertaining to WebGear that, to the best knowledge of the WebGear, contains an untrue statement of material fact or omits to state any material fact required to be stated in order to make the statements made herein and therein not materially misleading.

     3.11 INVESTMENT. WebGear is acquiring the Simtek Shares for its own account, for investment and not with a view to the resale or other distribution thereof. WebGear is aware that except as expressly set forth herein, the Simtek Shares have not been and will not be registered under the Securities Act of 1933, as amended, or State Blue Sky Law. No general solicitation or advertising occurred with respect to the issuance of the Simtek Shares to WebGear. WebGear has conducted substantial business dealings with Simtek over a significant period of time prior to the date hereof. WebGear is an Accredited Investor (as that term is defined in Regulation D) and has conducted such investigation and due diligence inquiry with respect to Simtek as WebGear deems necessary and appropriate.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SIMTEK

     Simtek, as of the date hereof but not after the date hereof, represents and warrants to WebGear as follows:

     4.1 ORGANIZATION. Simtek is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.

     4.2 DUE AUTHORIZATION. Simtek has the full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Simtek and constitutes the valid and binding obligation of Simtek enforceable against Simtek in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, (a) violate or conflict with any permit, order, license, decree, judgment, statute, law, ordinance, rule or regulation applicable to Simtek or
(b) result in any breach or violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of, or result in the creation of any lien on any of the properties or assets of Simtek pursuant to, or require the consent of any party to any mortgage, indenture, lease, contract or other agreement or instrument, bond, note, concession or franchise applicable to Simtek or any of its properties or assets, except, in the case of this clause
(b) only, where such conflict, violation, default, termination, cancellation or acceleration would not have and could not reasonably be expected to prevent the consummation of the transactions contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Simtek in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     4.3 DULY AUTHORIZED, FULLY PAID AND NON-ASSESSABLE STOCK. The issuance of the Simtek Shares has been duly authorized, and upon issuance to WebGear pursuant to the terms hereof, will be validly issued, fully paid and nonassessable.

     4.4 BROKERS' AND FINDERS' FEES. Simtek has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     4.5 EXCHANGE ACT FILINGS. Simtek has provided WebGear with a copy of Simtek's annual report on Form 10-KSB for the year ended December 31, 1999, quarterly reports on Form 10-QSB for the quarters ended March 31, 2000 and June 30, 2000; filings on Form 8-K filed July 24, 2000, August 14, 2000, August 25, 2000; and filings on Form SB-2 dated July 7, 2000 and August 21, 2000
(collectively, the "Exchange Act Documents"). Simtek does not have reason to believe that any of the Exchange Act Documents contains any untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.6 ACCURACY OF DISCLOSURE. There is no information contained in this Agreement (whether in this Article IV, any other portion of this Agreement, the Schedules, Exhibits or any other documents or certificates delivered pursuant to this Agreement) pertaining to Simtek that, to the best knowledge of the Simtek, contains an untrue statement of material fact or omits to state any material fact required to be stated in order to make the statements made herein and therein not materially misleading.

                                    ARTICLE V

                              DELIVERIES AT CLOSING

    5.1 WEBGEAR DELIVERIES. At the Closing, WebGear shall deliver to Simtek:

         (a) an executed Bill of Sale  substantially in the form of the attached
Schedule 5.1(a);

         (b) an executed copy of the NRPA Agreement; and

         (c) evidence, satisfactory to Simtek, of all assignments to WebGear of any and all rights to the patents and trademarks identified in Schedule 1.1(a),
Schedule 1.1(d), and Schedule 1.1(e).

         Within five (5) business days after the Closing, WebGear shall deliver to Simtek:

         (a) assignments to Simtek, in a form satisfactory to Simtek, of the patent applications, trademarks, trade names and service marks identified in
Schedule 1.1(a), Schedule 1.1(d) and Schedule 1.1(e);

         (b) such documents, enhancements, designs, technology, improvements, inventions, works or authorship, formulas, processes, routines, subroutines, techniques, concepts, object code, flow charts, diagrams, coding sheets, source code, listings and annotations, programmers' notes, information, work papers, work product and other materials or any types whatsoever, whether in print or electronic medium or otherwise, representing or reflecting the Acquired Assets;

         (c) assignments to Simtek, to the extent assignable, any manufacturer's or other warranty with respect to the Acquired Assets, for so long as such assignment is permissible;

         (d) evidence, satisfactory to Simtek, of all consents or approvals of those persons whose consent or approval is required in connection with the transactions contemplated hereby;

         (e) stock certificates, representing the Escrow Shares, duly endorsed in blank and with separate stock transfer powers attached thereto and signed in blank;

         (f) a duly completed and executed Network Solutions, Inc. ("NSI") Registrant Name Change Agreement, Version 3.0-Transfers.

     5.2 SIMTEK DELIVERIES. At the Closing, Simtek shall deliver to WebGear:

         (a) stock certificates representing the WebGear Shares, and

         (b) an executed copy of the NRPA Agreement.



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




         Within five (5) business days after the Closing, Simtek shall use its reasonable best efforts to deliver to WebGear:

         (a) stock certificates representing the Simtek Shares, duly issued to WebGear;


                                   ARTICLE VI

                              REGISTRATION; ESCROW

     6.1 REGISTRATION. Simtek shall use its best efforts to effect the registration under the Securities Act on a Form SB-2 , or any other appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), (the "Registration Statement") of the resale by WebGear of 2,000,000 of the Simtek Shares on the terms and conditions set forth in the attached Exhibit 6.1. In the event that Simtek has not effected such registration within 90 days hereof, 2000, WebGear shall have the right to require Simtek to immediately effect such a registration.

     6.2 ESCROW. Upon receipt of the Simtek Shares, WebGear shall deliver to Simtek certificates representing 1,000,000 Simtek Shares (the "Escrow Shares") issued to WebGear in negotiable form, duly endorsed in blank, and with separate notarized stock transfer powers attached thereto and signed in blank. Simtek shall hold the Escrow Shares in escrow for one year following the date hereof. If Simtek's board of directors in good faith determines that WebGear breached any provision hereof or any of WebGear's representations and warranties herein, Simtek shall provide WebGear with written notice of such breach and WebGear shall have thirty (30) days in which to cure such breach. In the event that the parties are unable to resolve such claims within the thirty (30) day cure period, the matter shall be submitted for binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association to be resolved by a single arbitrator selected jointly by the parties for an arbitration in Colorado Springs. In the event that this matter is submitted to arbitration, the average of the last reported trading price of Simtek common stock during the ten (10) days prior to such date that the arbitrator makes any award shall represent the per share price of the Escrow Shares.


                                   ARTICLE VII

                                   NONCOMPETE

     In consideration for the mutual covenants and agreements contained herein, WebGear and any affiliate of WebGear, for a period of five (5) years from the Closing Date, will not directly compete with Simtek with respect to integrated circuit products resulting from the Acquired Assets. For purposes of this
Article VII, "affiliate" means a person, corporation, company, partnership, or other entity that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, WebGear.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail, return receipt requested, or sent via facsimile, with confirmation of receipt, to the parties at the following address or at such other address for a party as shall be specified by notice hereunder:

         (a)  if to Simtek, to:

              Simtek Corporation
              1465 Kelly Johnson Blvd., Suite 301
              Colorado Springs, CO 80920
              Attention:  Douglas Mitchell
              Facsimile No.:  (719) 531-9481

              with a copy to:

              Holme Roberts & Owen LLP
              1700 Lincoln, Suite 4100
              Denver, Colorado 80203
              Attention:  Garth B. Jensen, Esq.
              Facsimile No.:  (303) 866-0200

         (b)  if to WebGear, to:

              WebGear, Inc.
              11501 Dublin Boulevard, Suite 200
              Dublin, CA 94568
              Attention:  Tom Wagen
              Facsimile No.:  (925) 551-5135

              with a copy to:

              Joel Bernstein, Esq., P.A.
              11900 Biscayne Boulevard, Suite 604
              Miami, FL 33181
              Attention:  Joel Bernstein, Esq.
              Facsimile No.:  (305) 892-0822

     8.2 INTERPRETATION. When a reference is made in this Agreement to Exhibits, Articles or Sections, such reference shall be to an Exhibit, Article or Section to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by




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


the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party hereto to whom such information is to be made available. The table of contents and Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, any reference to any event, change, condition or effect being "material" with respect to any entity or group of entities means any material event, change, condition or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, operations or results of operations of such entity or group of entities. In this Agreement, any reference to a "Material Adverse Effect" with respect to any entity or group of entities means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations of such entity and its subsidiaries, taken as a whole. In this Agreement, any reference to a party's "knowledge" means such party's actual knowledge after due and diligent inquiry of officers, directors and other employees of such party reasonably believed to have knowledge of such matters. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

     8.3   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.

     8.4 ENTIRE AGREEMENT; NONASSIGNABILITY; PARTIES IN INTEREST. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits and the attached Schedule (a) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

     8.5 SEVERABILITY. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     8.6 REMEDIES CUMULATIVE; NO WAIVER. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of



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


any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

     8.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado (without regard to the principles of conflicts of law thereof).

     8.8 FURTHER ASSURANCES. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement (including without limitation the issuance and exchange of stock certificates to the extent not completed at Closing and the filing of any agreements with NSI, to transfer the domain name "www.webgear.com" from WebGear to Simtek in accordance with NSI rules, regulations and policies and as contemplated by this Agreement), the proper officers and/or directors of Simtek and WebGear shall take all such necessary action.

     8.9 AMENDMENT. The parties hereto may cause this Agreement to be amended at any time by execution of an instrument in writing signed by Simtek and WebGear.

                [Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Asset Purchase Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

                                     Simtek:

                                     SIMTEK CORPORATION, a Colorado corporation,



                                     By: /s/  Douglas Mitchell
                                         ---------------------------------------
                                         Name:    Douglas Mitchell
                                         Title:   President


                                    WebGear:

                                    WEBGEAR, INC., a California corporation,


                                    By:  /s/ Thomas A. Wagen
                                         ---------------------------------------
                                         Name:  Thomas A. Wagen
                                         Title: Chairman and Chief Executive
                                                Officer

                                 Schedule 1.1(a)

                                Schedule 1.1 (d)

                                Schedule 1.1 (e)

                                  Schedule 2.2

                                 Schedule 5.1(a)

                                   Exhibit 2.1

                     Non-Recurring Product Access Agreement
                     --------------------------------------
                          (to Asset Purchase Agreement)

                                   Exhibit 6.1

                          Registration Rights Schedule
                          ----------------------------
                          (to Asset Purchase Agreement)